Income taxes	12 Months Ended
Dec. 31, 2010
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 7:  Income taxes

A valuation allowance equal to the total of the Company's deferred tax assets has been recognized for financial reporting purposes. The net changes in the valuation allowance were increases of approximately $1.3 million and $4.0 million during the years ended December 31, 2010 and 2009, respectively.  The Company's deferred tax liabilities are not significant.

Significant components of the Company's deferred tax assets are as follows as of December 31, 2010 and 2009 (in thousands):

	2010	2009

Net operating loss carryforwards	$16,729	$15,506
Contingent liability reserves	224	1,267
Stock options and warrants	5,590	4,744
Valuation discount	1,371	1,061
Other	222	222
	24,136	22,800
Valuation allowance – deferred tax assets	(24,136)	(22,800)
	$-	$-

A reconciliation of income tax expense (credit) at the statutory rate to income tax expense at the Company's effective rate is shown below for the years ended December 31, 2010 and 2009 (in thousands):

	2010	2009

Computed at statutory rate (34%)	$(3,349)	$(5,436)
(Decrease) increase in valuation allowance for deferred tax assets	1,336	3,964
Non-deductible items and other	2,013	1,472
Provision for income taxes	$-	$-

At December 31, 2010, the Company has net operating loss carryforwards, which expire in various amounts during 2011 through 2030, of approximately $44 million.  The Internal Revenue Code provides for limitations on the use of net operating loss carryforwards for acquired entities.  The Company’s annual limitation for the use of CASTion’s net operating loss carryforwards for periods prior to the date of acquisition for income tax reporting purposes is approximately $300,000.